Exhibit 10.1

UNIFORM CANCELLATION AFFIDAVIT

(FOR MORTGAGES AND VENDOR'S LIENS)

PARTIAL CANCELLATION

BE IT KNOWN THAT before me, the undersigned Notary Public, appeared the duly authorized undersigned representatives Zurich American Insurance Company and Fidelity & Deposit Company of Maryland, hereinafter referred to as affiant, who after first being sworn declares that affiant is:

CHECK ONE BOX ONLY:

[ ] A notary public requesting cancellation under R.S. 9:5167(A)(1), herein declaring that affiant or someone under his direction did satisfy the promissory note, and that the affiant or someone under his direction (1) received the note marked "Paid in Full" from the last holder of the note, and that the note was lost or destroyed while in the affiant's custody; or (2) has confirmed that the last holder of the paraphed note received payment in full and sent the note but the note was never received, and that the affiant has made a due and diligent search for the note, the note cannot be located, and sixty days have elapsed since payment or satisfaction of the note.

[ ] A duly authorized officer of a Louisiana licensed title insurer as defined in R.S. 22:46 of the Louisiana Insurance Code, requesting cancellation under R.S. 9:5167(B)(1), herein declaring that all obligations secured by the mortgage or vendor's privilege have been satisfied, and that affiant has made a due and diligent search for the lost or destroyed instrument which was sufficient to cause a cancellation of the mortgage or vendor's privilege, that the lost or destroyed instrument cannot be located, and that sixty days have elapsed since payment or satisfaction of the secured obligation.

[ ] An authorized officer of a title insurance business, the closing notary public, or the attorney for the person or entity which made the payment requesting cancellation under R.S. 9:5167.1, herein declaring on behalf of the mortgagor or an owner of the property encumbered by the mortgage that the mortgagee provided a payoff statement with respect to the loan secured by the mortgage and that the mortgagee has received payment of the loan secured by the mortgage in accordance with the payoff statement, as evidenced by (1) a bank check, certified check, or escrow account check which has been negotiated by or on behalf of the mortgagee, or (2) other documentary evidence of the receipt of payment by the mortgagee, including but not limited to verification that the funds were wired to the mortgagee, that more than sixty days have elapsed since the date payment was received by the mortgagee and that the mortgagee has not returned documentary authorization for cancellation of the mortgage; and that the mortgagee has been given at least fifteen days notice in writing of the intention to execute and record an affidavit in accordance with R.S. 9:5167.1, with a copy of the proposed affidavit attached to the written notice. Affiant declares that he has attached all evidence required by law.

[ ] An obligee of record requesting cancellation under R.S. 9:5168, herein declaring that affiant is the obligee of record of the mortgage or vendor's privilege securing a paraphed promissory note and that the note has been lost or destroyed and cannot be presented; that the note is paid, forgiven, or otherwise satisfied; and that affiant has not sold, transferred, or assigned the note to any other person or entity. If affiant is not the Original Obligee of Record, but an Obligee of Record by recorded Assignment of the inscription to be cancelled, a list of recorded assignments is attached.

[X] An obligee of record requesting release under R.S. 9:5169, declaring that affiant is herein acknowledging the satisfaction, releasing or acknowledging the extinction of the mortgage or privilege. If affiant is not the Original Obligee of Record, but an Obligee of Record by recorded Assignment of the inscription to be cancelled, affiant has attached a list of recorded assignments. JUDGMENTS OR LEGAL MORTGAGES MAY NOT BE CANCELLED USING THIS FORM.

[ ] An affiant requesting cancellation under R.S. 9:5170, herein declaring that he is attaching herewith
______ The paraphed obligation marked "PAID" or "CANCELLED"; or
______ An authentic act of release conforming to the requirements of R.S. 9:5170(A)(2).

[ ] A duly authorized officer of a Licensed Financial Institution under R.S. 9:5172, herein declaring that the institution was the obligee or the authorized agent of the obligee of the obligation secured by the mortgage or privilege when the obligation was extinguished and that the secured obligation has been paid or otherwise satisfied or extinguished; or that the institution is the obligee or authorized agent of the obligee of the secured obligation and that it releases the mortgage or privilege and directs the recorder to cancel its recordation.

AFFIANT HEREBY EXPRESSLY REQUESTS, AUTHORIZES, AND DIRECTS, in accordance with the provisions of the applicable statute indicated by the checked box above and in accordance with the provisions of Civil Code Article 3366, that the Clerk of Court and ex officio Recorder of Mortgages for the Parish of Terrebonne to PARTIALLY CANCEL the following:

Mortgage

Granted/Made by: Gulf Island, L.L.C., a Louisiana limited liability company; and

Gulf Island Services, L.L.C., a Louisiana limited liability company f/k/a

Dolphin Services, L.L.C.

In favor of: Zurich American Insurance Company; and

Fidelity & Deposit Company of Maryland
Instrument dated: April 20, 2021, and recorded in the mortgage records of Terrebonne

Parish, Louisiana on April 21, 2021at Instrument No. 1625076.

LEGAL DESCRIPTION OF PROPERTY TO BE RELEASED FROM THE MORTGAGE:

SEE ATTACHMENT HERETO MADE A PART HEREOF.

AFFIANT DECLARES that he has attached property descriptions as required by law, and that he is aware that if no property description is attached, this Affidavit will be rejected.

AFFIANT FURTHER DECLARES that if this Affidavit is intended to cancel related inscriptions, such as assignments or subordinations, in a parish where the clerk allows such cancellations, he has attached a separate list of related inscriptions.

AFFIANT WARRANTS that affiant has complied with all requirements of applicable law, including full or partial discharge of the obligation where the law requires.

AFFIANT AGREES to be liable to and to indemnify the Clerk of Court as ex officio recorder of mortgages and any person relying upon the cancellation by this affidavit for any claims or damages suffered as a consequence of such reliance if this affidavit contains materially false or incorrect statements.

AFFIANT ACKNOWLEDGES BY HIS SIGNATURE BELOW that the contents of this affidavit are true and correct to the best of his knowledge, information, and belief, and further that he is aware that knowingly preparing, signing, or filing a uniform cancellation affidavit containing materially false or incorrect statements shall subject the affiant to civil and criminal liability under Louisiana law, including the provisions of R.S. 9:5174, R.S. 14:125, and R.S. 14:133.

Affiant's Signature: /s/ James W. Hamel_________________
Printed Name: James W. Hamel_______________________
Company Name: Zurich American Insurance Company

Title: Authorized Representative (Its duly authorized agent)

Mailing Address: ______________
City: _________________
Telephone # _________________ Email: ____________________

SWORN TO AND SUBSCRIBED before me this ____ day of ___________, 2024.

Notary Signature:
Printed Name of Notary:
State of Appointment :
Notary or Bar No.:
My Commission Expires:

(Affix Seal)

Affiant's Signature: /s/ James W. Hamel__________________
Printed Name: James W. Hamel________________________
Company Name: Fidelity & Deposit Company of Maryland

Title: Authorized Representative (Its duly authorized agent)

Mailing Address: ______________
City: _________________
Telephone # _________________ Email: ____________________

SWORN TO AND SUBSCRIBED before me this ____ day of ___________, 2024.

Notary Signature:
Printed Name of Notary:
State of Appointment :
Notary or Bar No.:
My Commission Expires:

(Affix Seal)

{Signature Page to Uniform Cancellation Affidavit}

FILER: Fill out below if filer is NOT the affiant:

REQUEST TO CANCEL

In accordance with the provisions of Civil Code Article 3366, the undersigned filer requests the Clerk of Court and ex officio Recorder of Mortgages to file this Uniform Cancellation Affidavit and hereby requests the cancellation referenced therein.

Signature: /s/ Remy Donnelly_________________
Printed Name: Remy Donnelly__________________
Company: Jones Walker LLP___________________
Title: Partner________________________________

Mailing Address: _____________________________
City: ________________________________________
Telephone #: _________________________________
Email: ______________________________________

Exhibit “A”

PROPERTY DESCRIPTION

Tract 1

Tract 2

Tract 3

Tract 4

THAT PORTION OF GROUND together with all the buildings and improvements thereon and all the rights, ways, privileges, servitudes, appurtenances, and advantages thereunto belonging or in anywise appertaining, situated in Section 12, Township 17 South, Range 17 East, and Section 1, Township 18 South, Range 17 East, Terrebonne Parish, Louisiana, being lot 26 of Houma-Terrebonne Industrial Park as shown on plat of survey of Robert C. Reed, registered Land Surveyor dated March 22, 1972, revised July 11, 1973, said plat attached to document dated February 17, 1975 and registered in COB 608, Folio 670, Entry Number 482726 and said lot 26 being more particularly described as follows to wit:

COMMENCING at a point S81 degrees 03'50"W, a distance of 1,480.00 feet from the intersection of the centerline of Roland Road with the centerline of Thompson Road, said point being the southeasterly corner of Lot 26 and also being the point of beginning;

THENCE S81 degrees 03'50"W, along the centerline of Thompson Road a distance of 330.00 feet to a point on the property line between Lot 26 and Walter Land Company;

THENCE N8 degrees 56'10"W, along said property line a distance of 1,320.00 feet to a point on the centerline of Munson Slip;

THENCE N81 degrees 03'50"E, along the centerline of Munson Slip a distance of 330.00 feet to a point on the property line between Lot 26 and Walter Land Company;

THENCE S8 degrees 56'10"E, along said property line a distance of 1,320.00 feet to the point of beginning and containing an area of 10.00 acres, more or less, all as more fully shown on a plat prepared by Euclid Engineering Co., Inc., dated January 2, 1979 and titled "Plat of Survey Showing a Proposed Purchase from Walter Land Company in Section 12, T17S, R17E, and Section 1, T18S, R17E, Terrebonne Parish, Louisiana".

Being the same property acquired by Thomas N. Reagan from Wilburn Ray Hines by act dated May 29, 1981, passed before Logan L. Loomis, Notary Public, registered in COB 839, folio 554, Entry No. 654115 of the records of Terrebonne Parish, Louisiana.

Tract 5

Tract 6